SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                  FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934





     Date of Report (Date of earliest event reported): July 18, 1997



                        The Stanley Works
        (Exact name of registrant as specified in charter)


  Connecticut               1-5224              06-058860
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)




1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111



                         Not Applicable
   (Former name or former address, if changed since last report)








                    Exhibit Index is located on Page 4

     Item 5.   Other Events.


               1. On July 18, 1997, the Registrant issued four press releases.

     Attached as Exhibits 20(i-iv) are copies of the Registrant's press releases. Attached as Exhibit 20(v) are cautionary statements relating to the disclosure in Item 5, paragraph 2 below and the press release filed as Exhibit 20 (ii) hereto. All of these Exhibits are incorporated herein by reference.


               2. At a meeting with industry analysts on July 18, 1997, the company specified some long range objectives.
These are to grow net sales at about 6-8%, double the annual industry growth rate; to grow net income at a percentage rate in the low to mid teens (even through a mild recession such as the one experienced in 1991-1992); to have operating margin at a percentage in the mid teens; to have operating cash flow approximate earnings; to increase the dividend per share to half the long term growth rate of earnings per share; to reduce the debt to capital ratio (to position the company for acquisitions); and to have average return on equity be at a percentage in the low to mid 20's.


     Item 7.   Financial Statements, Pro Forma Financial
               Information and Exhibits.

          (c)  20(i)   Press release dated  July 18, 1997
                       announcing 8.1% increase in dividend
                       payment.

               20(ii)  Press release dated July 18, 1997
                       announcing second quarter earnings.

               20(iii) Press release dated July 18, 1997
                       announcing production and workforce
                       changes in Central Connecticut.

               20(iv)  Press release dated July 17, 1997
                       announcing the closing of a
                       manufacturing facility in Georgetown,
                       Ohio.

               20(v)   Cautionary statements relating to
                       forward looking statements included in
                       Item 5, paragraph 2 and Exhibit 20(ii).

                                 SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized



                              THE STANLEY WORKS



Date: July 18, 1997               By:  Stephen S. Weddle
                                  Name:  Stephen S. Weddle
                                  Title: Vice President, General
                                         Counsel and Secretary

                               EXHIBIT INDEX

                        Current Report on Form 8-K
                           Dated July 18, 1997



          Exhibit No.                                Page

          20(i)                                       5


          20(ii)                                      6

          20(iii)                                    15

          20(iv)                                     16

          20(v)                                      17